[LETTERHEAD OF JEFFERSON PILOT FINANCIAL APPEARS HERE]           APPLICATION FOR
                                                                  LIFE INSURANCE

PART I
---------------------------------------------------------------------------------------------------------------
PROPOSED INSURED A - PERSONAL INFORMATION

1.  PRINT Name as it is to appear on your policy (Last, First & Middle)

    -----------------------------------------------------------------------------------------------------------
2.  Sex: [_]M  [_]F  3. Birthdate:____/____/____   4.    Age (Nearest Birthday):__________________
                                  (mm) (dd) (yy)
5   U.S. Citizen: [_]Yes  [_]No                    6.    Permanent U.S. Resident:  [_]Yes    [_]No

7.  Birthplace (State/Country):_______________     8.    Social Security No.: ________________________________

9.  Home Telephone: (       )_________________    10.    Business Telephone: (       )________________________

11. Driver License Number and State:__________________________________________________________________________

12. Home Address: Street________________________________________________________  Apt.________________________

    City__________________________________________  State ______________________  Zip_________________________

13. Occupation and Duties:____________________________________________________________________________________

14. Employer:___________________________________________  Length of Current Employment:_______________________

15. Business Address: Street__________________________________________________________________________________

    City__________________________________________  State ______________________  Zip_________________________

16. Personal Finances:
    a)  Annual Earned Income ________________________________ Unearned Income ________________________________
    b)  Total Assets _________________________ Total Liabilities ______________ Net Worth ____________________
    c)  Have you ever filed for bankruptcy?    [_]Yes   [_]No   (If "yes", COMPLETE Financial Supplement)

17. In the past 5 years, have you smoked a cigarette, cigar or pipe, chewed tobacco or used tobacco or nicotine in any form?

            [_] Yes, Last Used ____________________________________  on_________/________
                                    (Type OF tobacco/nicotine)          (Month)   (Year)
            [_] No, Never Used

LIFE INSURANCE IN FORCE AND PENDING FOR PROPOSED INSURED A

18. Life insurance in force?        [_]Yes      [_]No
    If "yes", describe all life coverage below. Include individual and group coverage(s).

                                                                 Face Amount
                           Policy            Insurance            Including            Double           Annual          Date
       Company             Number              Plan              Term Riders         Indemnity         Premium         Issued
    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------

19. Is there any life insurance policy or annuity contract in force with any
    Company that will be changed, lapsed or replaced as a result of this application? If "yes", CIRCLE the above Company and number(s) and complete
    replacement forms, if required.                                                                     [_]Yes          [_]No

20. Are you now applying for or have you in the past six months applied for
    insurance with any other Company? If "yes", give details.  ____________________________________     [_]Yes          [_]No

PROPOSED INSURED B, OTHER INSURED OR INSURED SPOUSE - PERSONAL INFORMATION

21.  PRINT Name as it is to appear on your policy (Last, First & Middle)

     -------------------------------------------------------------------------------------------------------------
22. Sex: [_] M   [_] F    23. Birthdate: ____/___/____/   24. Age (Nearest Birthday):______________________
                                         (mm) (dd) (yy)

25. U.S. Citizen:  [_] Yes  [_] No                        26. Permanent U.S. Resident:  [_] Yes  [_] No

27. Birthplace (State/Country):________________________   28. Social Security No.:________________________________

29. Home Telephone: (    )_____________________________   30. Business Telephone: (   )___________________________

31. Driver License Number and State:  ____________________________________________________________________________

32. Home Address: Street _______________________________________________  Apt.____________________________________

    City __________________________________________________ State __________________________ Zip__________________

33. Occupation and Duties:________________________________________________________________________________________

34. Employer:__________________________________________________ Length of Current Employment:_____________________

35. Business Address: Street______________________________________________________________________________________
    City___________________________________________ State_______________________________ Zip______________________

36. Personal Finances:
    a)  Annual Earned Income ___________________________ Unearned Income _________________________________________
    b)  Total Assets ______________________ Total Liabilities ______________ Net Worth ___________________________
    c)  Have you ever filed for bankruptcy?      [_] Yes      [_] No  (If "yes", COMPLETE Financial Supplement)

37. In the past 5 years, have you smoked a cigarette, cigar or pipe, chewed tobacco or used tobacco or nicotine in any form?

                           [_] Yes, Last Used __________________________________  on_______/______
                                              (Type of tobacco/nicotine)            (Month) (Year)
                           [_] No, Never Used

LIFE INSURANCE IN FORCE AND PENDING FOR PROPOSED INSURED B, OTHER INSURED OR INSURED SPOUSE

38. Life insurance in force?   [_] Yes  [_] No
    If "yes", describe all life coverage below. Include individual and group coverage(s).

                                                         Face Amount
                    Policy            Insurance           Including          Double         Annual         Date
 Company            Number              Plan             Term Riders        Indemnity       Premium       Issued
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

39. Is there any life insurance policy or annuity contract in force with any
    Company that will be changed, lapsed or replaced as a result of this application? If "yes", CIRCLE the above Company and number(s) and complete
    replacement forms, if required.                                                 [_] Yes  [_] No

40. Are you now applying for or have you in the past six months applied for
    insurance with any other Company? If "yes", give details. ______________        [_] Yes  [_] No

COMPLETE QUESTIONS #41 THROUGH #49 FOR ALL PRODUCTS
                                       ---

LIFE INSURANCE APPLIED FOR

41.  Face Amount: $  ____________________________________

42.  Plan of Insurance: ________________________________

     For Universal/Variable Life Plans - Death Benefit To Be Paid Under:      [_] Option I        [_] Option II
     (For Variable Life lnsurance also complete appropriate Application Supplement For Variable Life Insurance)

43.  OPTIONAL BENEFIT RIDERS: (NOT AVAILABLE WITH ALL PLANS. CHECK ONLY IF DESIRED.)
     [_]  Waiver of Premium/Monthly Deductions Rider       [_]  Other Insured Term Rider (Amount $___________________)
     [_]  Return of Premium Rider                          [_]  Spouse Term Insurance Rider (Amount $ _______________)
     [_]  Guaranteed Insurability Option Rider             [_]  Children's Term Insurance Rider (Units ______________)
     [_]  Guaranteed Minimum Death Benefit Rider                   (Complete Children's Term Insurance Supplement)
     [_]  Exchange of Insured Rider                        [_]  Terminal Illness Accelerated Benefit Rider
     [_]  Accidental Death Benefit/Double & Triple Indemnity Rider (Amount $ ________________)
     [_]  Automatic Increase Rider (Increase Percentage Factor  ______ %     Years to increase  )
     [_]  Primary Insured/Yearly Renewable Term Rider (Amount $ _______________________ )
     [_]  Waiver of Specified Premium Rider (For Universal/Variable Life Only - Monthly Amount $ __________________ )
                                         --------------------------------
     [_]  Other (Specify Optional Benefit Rider Name, Amount, Duration, etc.)

   ---------------------------------------------------------------------------------------------------------------------------

     THE FOLLOWING ADDITIONAL RIDERS ARE AVAILABLE ONLY WITH CERTAIN SURVIVORSHIP PRODUCTS. CHECK ONLY IF DESIRED.
     [_]  Waiver of Specified Premium Rider (Mthly. Amt.$ ______   [_] PROPOSED INSURED - A  [_] PROPOSED INSURED - B)
     [_]  Waiver of Monthly Deductions Rider                      ([_] PROPOSED INSURED - A  [_] PROPOSED INSURED - B)
     [_]  Supplemental Coverage Rider (Face Amount $ __________________ )
     [_]  Joint First Death Term Insurance Rider (Face Amount $ __________________       Years of Coverage ________________ )
     [_]  Survivor Security Option Rider (Years of Coverage ____________________________ )
     [_]  Temporary Term Insurance (Estate Protection) Rider
     [_]  Policy Exchange Option Rider (Are Proposed Insured A and B legally married to each other?     [_] Yes    [_] No)
     [_]  Other (Specify Optional Benefit Rider Name, Amount, Duration, etc.)


----------------------------------------------------------------------------------------------------------------------------------

OWNER

44.  Complete if Owner is other than Proposed Insured A.

     Name:________________________________________________________________________________________________________________________

     Relationship to Proposed Insured A: _________________________________________________________________________________________

     Address: ____________________________________________________________________________________________________________________

     Social Security No. or Tax I.D. No.: ___________________________________        Birth Date/Trust Date:______/________/_______
                                                                                                            (mm)    (dd)     (yy)
PREMIUM INFORMATION

45.  Planned Periodic Premium: $ _____________________              Pour-In Amount: $ _____________
46.  Non-Forfeiture Option (not available with all plans)           If a premium is not paid, cash value to be used for:
           [_] Automatic Premium Loan        [_] Extended Term Insurance    [_] Reduced Paid-Up Insurance
47.  Premium to be paid:    [_] Annually      [_] Semi-Annually    [_] Quarterly    [_] Monthly    [_] PAC/COM    [_] HFI
     [_] List Bill    [_] PDF (Complete Transmittal)    [_] Other:__________________________________________________
48.  Premium bill to be sent to:  [_] Proposed Insured A at:    [_] Home Address     [_] Owner at address listed in #44
                                                                [_] Business Address
     [_]  Other            "Care of" name and mailing address: ___________________________________________________

     ____________________________________________________________________________________________________________________________
      R.F.D., P.O. Box, Street, Apt. or Suite No., city, state & Zip
49.  Was Conditional Receipt given?       [_]Yes        [_] No       If "yes", give amount of advance payment: $ ________________

COMPLETE QUESTIONS #50 THROUGH #56 FOR ALL PRODUCTS
                                       ---

50. So any future benefit dispersal can be promptly processed, complete all the below identification data for each beneficiary and CIRCLE whether PRIMARY
    (P) or CONTINGENT (C).

BENEFICIARY DESIGNATION for PROPOSED INSURED A
                    OR
FOR SURVIVORSHIP POLICY AND RIDERS (EXCLUDING JOINT FIRST DEATH TERM RIDER):

      Full Name                        Relationship        Birthdate           City and State of Residence
   P C ___________________________     _______________     _____________       _____________________________________________________

   P C ___________________________     _______________     _____________       _____________________________________________________

   P C ___________________________     _______________     _____________       _____________________________________________________

BENEFICIARY DESIGNATION for JOINT FIRST DEATH TERM RIDER:

PROPOSED    P C _________________      _______________     _____________       _____________________________________________________
INSURED-A   P C _________________      _______________     _____________       _____________________________________________________

PROPOSED    P C _________________      _______________     _____________       _____________________________________________________
Insured-B   P C _________________      _______________     _____________       _____________________________________________________

BENEFICIARY DESIGNATION for OTHER INSURED or INSURED SPOUSE RIDER:

       Full Name                       Relationship        Birthdate           City and State of Residence

   P C ___________________________     _______________     _____________       _____________________________________________________

   P C ___________________________     _______________     _____________       _____________________________________________________

   P C ___________________________     _______________     _____________       _____________________________________________________

ADDITIONAL INFORMATION REGARDING PROPOSED INSURED A, PROPOSED INSURED B, OTHER INSURED OR INSURED SPOUSE

In items #51 through #56 below the word "you" refers to Proposed Insured A, Proposed Insured B, Other Insured or Insured Spouse. For any "yes" answer, IDENTIFY PERSON TO WHOM IT APPLIES.

                                                                                                          Yes            No
51. Do you plan to participate in or have you within the past 3 years participated in organized auto, boat, or motorcycle racing, skin or scuba diving, parachuting or skydiving, hang gliding, or mountain, rock or
    technical climbing? If "yes", COMPLETE Avocation Supplement.                                           [_]          [_]

52. Do you plan to fly or have you in the past 3 years flown any aircraft (i.e.
    airplane, glider, helicopter, balloon, ultra-lite) as a pilot, student pilot, crew member or as a passenger on other than commercial airlines?
    If "yes", COMPLETE Aviation Supplement.                                                                [_]          [_]

53. Have you within the past 3 years been convicted of a moving violation, or
    had your driver license restricted or revoked? If "yes", give details: _________________________       [_]          [_]
    ________________________________________________________________________________________________
    ________________________________________________________________________________________________

54. Have you received benefits or had insurance premiums waived on any insurance
    in the past 5 years? If "yes", give details: ___________________________________________________       [_]          [_]
    ________________________________________________________________________________________________
    ________________________________________________________________________________________________

55. Do you intend to live or travel outside of the United States or Canada? If
    "yes", give details:                                                                                   [_]          [_]
    _________________________________________________________________________________________________
    _________________________________________________________________________________________________

56. Have you had life, disability or health insurance rated, modified, rejected, cancelled, or had
    renewal or reinstatement refused in the past 5 years? If "yes", give details: ___________________      [_]          [_]
    _________________________________________________________________________________________________
    _________________________________________________________________________________________________

MEDICAL HISTORY OF PROPOSED INSURED A
(Complete questions #57 through #67 whenever a medical or paramedical is NOT required.)

57. a. Name and address of your personal physician and/or health care facility. If none, write "none".

       _________________________________________________________________________

    b. Date and reason last consulted? _________________________________________

    c. WHAT TREATMENT WAS GIVEN or medication prescribed? ______________________


MEDICAL QUESTIONS

For the following questions, explain "yes" answers in the space provided on the following page. Identify question number, condition, include diagnoses, dates, durations, treatments and medications prescribed and names and addresses of all attending medical professionals and treatment facilities.

                                                                                                                     Yes       No
58. Height _________ ft.  _________ in. Weight  _________ lbs.
    a. Has your weight changed 10 pounds or more in the past year?                                                   [_]      [_]
    b. If "yes", how much? _________ lbs. Explain. __________________________
                                                                                                                     Yes       No
59. Have you been diagnosed by a member of the medical profession or been treated for ANY DISEASE, DISORDER OR SYNDROME OF:

    a. the eyes, ears, nose, mouth or throat?                                                                        [_]      [_]

    b. the heart or blood vessels, including chest pain, palpitation, high blood pressure, rheumatic
       fever, heart murmur or heart attack?                                                                          [_]      [_]

    c. the lungs, including shortness of breath, chronic cough, bronchitis, pleurisy, asthma,
       emphysema or tuberculosis?                                                                                    [_]      [_]

    d. the head or brain, spinal cord or nervous system, including dizziness, fainting, convulsions, headaches, depression, stress, chronic fatigue, paralysis, loss of consciousness, mental or
       nervous disorder, stroke, or anxiety?                                                                         [_]      [_]

    e. the urinary tract, kidneys or bladder, including sugar, albumin, blood or pus in urine, stone
       or kidney failure?                                                                                            [_]      [_]

    f. the stomach, esophagus, liver, gall bladder, pancreas, spleen, colon, intestines, rectum or anus, including hepatitis, internal bleeding, ulcer, colitis, inflammatory bowel disease or
       diverticulitis?                                                                                               [_]      [_]

    g. the muscles, nerves, cartilage or bones, including the neck, spine, back and joints, neuritis, sciatica, disc degeneration or trauma, rheumatism, arthritis, bursitis, fibromyalgia, gout,
       strain, sprain, amputation or deformity?                                                                      [_]      [_]

    h. the sexual organs-breasts, uterus, fallopian tubes, ovaries, vagina, penis, prostate or
       testicles, including hysterectomy or prostatectomy?                                                           [_]      [_]

    i. the thyroid, pituitary, adrenal or parathyroid glands, including diabetes?                                    [_]      [_]

    j. the blood, including anemia or leukemia?                                                                      [_]      [_]

    k. any cancer, benign or malignant tumor, polyp or cyst?                                                         [_]      [_]

    l. any other health impairment, congenital deformity or medically or surgically treated
       condition not mentioned above?                                                                                [_]      [_]

60. Are you now planning to seek medical advice or treatment?                                                        [_]      [_]

61. Within the past 30 days, have you taken any medication or non-prescription drug?                                 [_]      [_]

62. Except as legally prescribed by a physician, have you used cocaine, barbiturates, marijuana, heroin, morphine, amphetamines, hallucinogens, or any
    other controlled substance in the past 10 years?                                                                 [_]      [_]

                                                                                                    Yes         No
63. Have you ever been treated by a member of the medical profession, or diagnosed as having, chronic infections, deficiency of the immune system, human immune deficiency virus (HIV) infection, Acquired Immune Deficiency
    Syndrome (AIDS) or any other immune system disease, disorder or syndrome?                       [_]         [_]

64. In the past 10 years, have you received or been advised to receive, treatment or counseling for alcohol or drug use or been a member of any self-
    help group such as Alcoholics Anonymous (AA) or Narcotics Anonymous (NA)?                       [_]         [_]

65. Other than previously answered, have you in the past 5 years:                                   [_]         [_]

    a.  had a checkup, consultation, illness, injury or surgery?                                    [_]         [_]

    b.  been a patient in a hospital, clinic or other medical facility?                             [_]         [_]

    c.  had an electrocardiogram, x-ray, blood, urine or other diagnostic test?                     [_]         [_]

    d.  been advised to have any diagnostic test, hospitalization or surgery which
        was not completed?                                                                          [_]         [_]

66. Did either of your parents or any of your brothers or sisters ever have a stroke,
    diabetes, cancer, high blood pressure, heart or kidney disease?                                 [_]         [_]

67. Family          Age if                          Age at
    Record          Living       Present Health     Death      Cause of Death
    --------------------------------------------------------------------------
    Father
    --------------------------------------------------------------------------
    Mother
    --------------------------------------------------------------------------
    Brothers
    --------------------------------------------------------------------------
    Sisters
    --------------------------------------------------------------------------

EXPLAIN "YES" ANSWERS BELOW. IDENTIFY QUESTION NUMBER, CONDITION, INCLUDE DIAGNOSES, DATES, DURATIONS, TREATMENTS AND MEDICATIONS PRESCRIBED, AND NAMES AND ADDRESSES OF ALL ATTENDING MEDICAL PROFESSIONALS AND TREATMENT FACILITIES.

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

MEDICAL HISTORY OF PROPOSED INSURED B, OTHER INSURED OR INSURED SPOUSE (COMPLETE QUESTIONS #68 THROUGH #78 WHENEVER A MEDICAL OR PARAMEDICAL IS NOT REQUIRED.)

68. A. NAME AND ADDRESS OF YOUR PERSONAL PHYSICIAN AND/OR HEALTH CARE FACILITY. IF NONE, WRITE "NONE".

       ________________________________________________________________________

    B. DATE AND REASON LAST CONSULTED? ________________________________________

    C. WHAT TREATMENT WAS GIVEN OR MEDICATION PRESCRIBED? _____________________

MEDICAL QUESTIONS

For the following questions, explain "yes" answers in the space provided on the following page. Identify question number, condition, include diagnoses, dates, durations, treatments and medications prescribed and names and addresses of all attending medical professionals and treatment facilities.

                                                                       Yes    No

69.  Height _________ ft. _________ in. Weight _________ lbs.

     a. Has your weight changed 10 pounds or more in the
         past year?                                                    [_]   [_]
     b. If "yes", how much? _________ lbs. Explain.
        ___________________
                                                                       Yes    No
70. Have you been diagnosed by a member of the medical profession or been treated for ANY DISEASE, DISORDER OR
     SYNDROME OF:

     a. the eyes, ears, nose, mouth or throat?                         [_]   [_]

     b. the heart or blood vessels, including chest pain,
        palpitation, high blood pressure, rheumatic fever, heart
        murmur or heart attack?                                        [_]   [_]

     c. the lungs, including shortness of breath, chronic cough,
        bronchitis, pleurisy, asthma, emphysema or tuberculosis?       [_]   [_]

     d. the head or brain, spinal cord or nervous system,
        including dizziness, fainting, convulsions, headaches,
        depression, stress, chronic fatigue, paralysis, loss of
        consciousness, mental or nervous disorder, stroke, or
        anxiety?                                                       [_]   [_]

     e. the urinary tract, kidneys or bladder, including sugar,
        albumin, blood or pus in urine, stone or kidney failure?       [_]   [_]

     f. the stomach, esophagus, liver, gall bladder, pancreas,
        spleen, colon, intestines, rectum or anus, including
        hepatitis, internal bleeding, ulcer, colitis,
        inflammatory bowel disease or diverticulitis?                  [_]   [_]

     g. the muscles, nerves, cartilage or bones, including the
        neck, spine, back and joints, neuritis, sciatica, disc
        degeneration or trauma, rheumatism, arthritis, bursitis,
        fibromyalgia, gout, strain, sprain, amputation or
        deformity?                                                     [_]   [_]

     h. the sexual organs - breasts, uterus, fallopian tubes,
        ovaries, vagina, penis, prostate or testicles, including
        hysterectomy or prostatectomy?                                 [_]   [_]

     i. the thyroid, pituitary, adrenal or parathyroid glands,
        including diabetes?                                            [_]   [_]

     j. the blood, including anemia or leukemia?                       [_]   [_]

     k. any cancer, benign or malignant tumor, polyp or cyst?          [_]   [_]

     l. any other health impairment, congenital deformity or
        medically or surgically treated condition not mentioned
        above?                                                         [_]   [_]

71.  Are you now planning to seek medical advice or treatment?         [_]   [_]

72.  Within the past 30 days, have you taken any medication or
     non-prescription drug?                                            [_]   [_]

73.  Except as legally prescribed by a physician, have you used cocaine, barbiturates, marijuana, heroin, morphine,
     amphetamines, hallucinogens, or any other controlled
     substance in the past 10 years?                                   [_]   [_]

                                                                 YES      NO
74. Have you ever been treated by a member of the medical
    profession, or diagnosed as having, chronic infections,
    deficiency of the immune system, human immune deficiency
    virus (HIV) infection, Acquired Immune Deficiency Syndrome
    (AIDS) or any other immune system disease, disorder or
    syndrome?                                                    [_]      [_]

75. In the past 10 years, have you received or been advised
    to receive, treatment or counseling for alcohol or drug
    use or been a member of any self-help group such as
    Alcoholics Anonymous (AA) or Narcotics Anonymous (NA)?       [_]      [_]

76. Other than previously answered, have you in the past
    5 years:

    a. had a checkup, consultation, illness, injury or
       surgery?                                                  [_]      [_]

    b. been a patient in a hospital, clinic or other medical
       facility?                                                 [_]      [_]

    c. had an electrocardiogram, x-ray, blood, urine or
       other diagnostic test?                                    [_]      [_]

    d. been advised to have any diagnostic test,
       hospitalization or surgery which was not completed?       [_]      [_]

77. Did either of your parents or any of your brothers or
    sisters ever have a stroke, diabetes, cancer, high blood
    pressure, heart or kidney disease?                           [_]      [_]

    --------------------------------------------------------------------------------------------------------------------------------
78. Family           Age if                                   Age at
    Record           Living         Present Health             Death               Cause of Death
    --------------------------------------------------------------------------------------------------------------------------------
    Father
    -------------------------------------------------------------------------------------------------------------------------------
    Mother
    -------------------------------------------------------------------------------------------------------------------------------
    Brothers
    -------------------------------------------------------------------------------------------------------------------------------
    Sisters
    -------------------------------------------------------------------------------------------------------------------------------

EXPLAIN "YES" ANSWERS BELOW. IDENTIFY QUESTION NUMBER, CONDITION, INCLUDE DIAGNOSES, DATES, DURATIONS, TREATMENTS AND MEDICATIONS PRESCRIBED, AND NAMES AND ADDRESSES OF ALL ATTENDING MEDICAL PROFESSIONALS AND TREATMENT FACILITIES.

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

79. SPECIAL REQUEST

--------------------------------------------------------------------------------
    Requested date of issue: _______________________

    Is requested date to save age?  [_] Yes  [_] No
--------------------------------------------------------------------------------

80. HOME OFFICE CORRECTIONS
    (For Home Office use only where permitted by state statute or regulation.)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                 STATEMENT OF UNDERSTANDING AND ACKNOWLEDGEMENT

I/We understand and agree that:

1. This Application consists of: (a) Part I Application; (b) Part II Medical Application(s), if required; (c) any Amendments to the application(s) attached thereto; and (d) any Supplements all of which are required by the Company for the plan, amount and benefits applied for.

2. Unless otherwise provided by the Conditional Receipt, the insurance applied for will not take effect unless and until the policy is issued by the Company, the policy is delivered to the Owner by the agent, and payment of the first premium occurs during the life of all persons proposed for insurance while the health of all Proposed Insureds and the financial status of the Proposed Insured(s) and/or business has not changed since the date below.

3. No agent, broker or medical examiner has the authority to waive the answers to any questions, to determine insurability, to waive any of the Company's rights or requirements, or to make or alter any contract or policy.

4. The Owner of the policy applied for may be named herein; if not, Proposed Insured A will be the Owner.

5. The Company has the right to require medical examinations and diagnostic tests to determine insurability and shall have 60 days from the date of this application in which to consider and act upon the issuance of any insurance policy. If within such period, a policy has not been delivered and if no written notice of approval or rejection has been received, this application shall be deemed to have been rejected.

6. Any changes or corrections made by the Company and noted in Question #80 are agreed to by the Proposed Insured(s) and Owner upon acceptance of a policy containing this Application with the noted changes and/or corrections. In those states where written consent is required, amendments as to the plan, amount, class of risk, age at issue, or to any benefits will be made only with the written consent of the Proposed Insured(s) and Owner.

7. If Question #49 is answered "yes", I/We acknowledge that I/We have received a copy of the Life Insurance Conditional Receipt and have read and understood its terms.

8. I/WE ACKNOWLEDGE receipt of the Notice on the Medical Information Bureau, the Notice of Investigative Consumer Reports, and the Description of Information Practices.

9. I/WE HAVE READ, or have had read to me/us, the completed Application for Life Insurance before signing below. All statements and answers in this application are correctly recorded, and are full, complete and true to the best of my/our knowledge and belief. I/WE UNDERSTAND that any false statements or material misrepresentations shall result in the loss of coverage under the policy. ANY PERSON WHO, WITH INTENT TO DEFRAUD OR KNOWING THAT HE/SHE IS FACILITATING A FRAUD AGAINST AN INSURER, SUBMITS AN APPLICATION OR FILES A CLAIM CONTAINING A FALSE OR DECEPTIVE STATEMENT IS GUILTY OF INSURANCE FRAUD.

Signed at _____________________, this________  day of_______________  __________
             (city and state)                             (month)        (year)

__________________________________________     _________________________________
SIGNATURE OF APPLICANT/OWNER IF OTHER          SIGNATURE OF PROPOSED INSURED A
THAN PROPOSED INSURED(S). If Firm, Trust,      (If under age 15, signature of
or Corporation, print its name and that        parent or legal guardian).
of authorized person who will sign below on its behalf.

__________________________________________     _________________________________
Signature and title of authorized person       SIGNATURE OF PROPOSED INSURED B,
signing on behalf of Firm, Trust or            Other Insured or Insured Spouse
Corporation named above.                       (If under age 15, signature of
                                               parent or legal guardian).

___________________________   _____________    _________________________________
PRINT NAME OF LICENSED        Agent's Code.    SIGNATURE OF LICENSED AGENT OR
AGENT OR BROKER.                               BROKER.

                                 AGENT'S REPORT


PROPOSED INSURED(S)
IF ANY PROPOSED INSURED IS UNDER AGE 15, SUBSTITUTE "APPLICANT/OWNER" FOR PROPOSED INSURED(S).

1. a. How long and how well have you known the Proposed Insured(s)?
      __________________________________________________________________________
   b. Are you related to the Proposed Insured(s)? [_] Yes [_] No If "yes", give details.

2. What is the purpose of this insurance?
   _____________________________________________________________________________
3. Answer only if Proposed Insured is under age 15.
   a.  Father's life insurance:   In force $ ___________________________________
       Applied for $ ___________________________________________________________
   b.  Mother's life insurance:   In force $ ___________________________________
       Applied for $ ___________________________________________________________
   c.  Are siblings also being insured?    [_] Yes [_] No If "no", why not?
       _________________________________________________________________________
4. Do all Proposed Insureds read and understand the English Language? [_] Yes
   [_] No
   If no, how was application and any medical exam completed?
   _____________________________________________________________________________
5. How was the amount of insurance determined? Explain:
   _____________________________________________________________________________
   _____________________________________________________________________________
6. What class of risk rates did you quote?
   [_] Non-Smoker Rates   [_] Smoker Rates   [_] Preferred Risk Discount Rates
   Other: ______________________________________________________________________

AGENT SOLICITATION INFORMATION
Yes     No
[_]    [_]     7.  Did you consult any Home Office staff on this application? If
                   "yes",explain: ______________________________________________
                   _____________________________________________________________
[_]    [_]     8.  Is another Agent to share your commissions? If "yes", give
                   Agent name and percentage.
                   Name:_____________________________ ________________________ %
                   Name:_____________________________ ________________________ %
[_]    [_]     9.  To the best of your knowledge will this insurance replace any life insurance or annuity contract with this or any company?
                   If "yes", complete the proper forms required by your state.
[_]    [_]     10. Is this policy being placed through a Chubb & Son agency or on a Chubb & Son insured?
11. For VUL only, select one commission renewal schedule:
[_] Schedule I (Basic Renewal)          [_] Schedule 2 (Renewal Plus Trail)

BUSINESS FINANCES (COMPLETE ONLY IF THIS IS BUSINESS INSURANCE)
12. What is the business purpose of this insurance?
    [_]Buy-Sell  [_]Executive Bonus   [_]Key Person   [_]Split Dollar
    [_]Other: __________________________________________________________________
13. Type of business:  [_]Corporation   [_]Partnership   [_]Sole Proprietorship
    [_] Other: _________________________________________________________________
14. Proposed Insured(s) is/are: [_]Employee(s) [_] Owner(s) (of _________ % of business)
15. Total Business Assets ______________________________________
    Total Business Liabilities _________________________________
    Total Business Net Worth ___________________________________
16. Net Profit After Taxes for Past Two Years:
    Last Year ____________________ Previous Year ____________________
17. Are applications being submitted on other business associates? [_] Yes [_]
    No
18. Is application signed by authorized officer or partner other than Proposed Insured? [_] Yes [_] No If "no", explain:
    ____________________________________________________________________________
19. What insurance does the business maintain on the lives of each corporate officer/keyperson/partner and the amount of business insurance on each?

                                                                                    Amount                  Amount
  Name                                 Title           % Of Ownership            In Force               Applied For
  __________________________________________________   _________________ %    $ __________________   $ _______________
  __________________________________________________   _________________ %    $ __________________   $ _______________
  __________________________________________________   _________________ %    $ __________________   $ _______________
  __________________________________________________   _________________ %    $ __________________   $ _______________

I declare that I asked the Proposed Insured(s) each question. The answers have been recorded by me exactly as stated and that I know nothing affecting the insurability of the Proposed Insured(s) which is not fully recorded in this application.

_________________________________________________       ________________________
DATE                                                    SIGNATURE OF LICENSED
                                                        AGENT OR BROKER

[LETTERHEAD OF JEFFERSON PILOT APPEARS HERE]



                   NOTICE ON THE MEDICAL INFORMATION BUREAU


Information on your insurability or that of your spouse or minor children will be treated as confidential. The Company or its reinsurers may make a brief report on it to the Medical Information Bureau, Inc. (MIB). This is a non-profit organization to which a number of life and health insurers belong. It runs an exchange of information for its members. If you, your spouse, or any of your minor children apply to other MIB members for life or health insurance, or file a claim with one of them, the MIB, if asked, will give the member the information in its file.

If you ask, the MIB will disclose any information it may have in its files on you or your spouse or minor children. If you think the file is wrong, you may write or telephone and ask that it be changed. Your rights are set forth in the Federal Fair Credit Reporting Act. You can write to the MIB at: Box 105, Essex Station, Boston, MA 02112. You can reach the MIB by phone at (617) 426-3660.

The Company or its reinsurers may also give information in their files to life and health insurers to which you, your spouse or minor children apply for life or health insurance or with which you file a claim.


                    NOTICE OF INVESTIGATIVE CONSUMER REPORTS

As part of the routine processing of your application, an investigative consumer report may be made. Through this report we obtain information about you by talking to you, your neighbors, friends, and others whom you know. The report has information as to your character, general reputation, personal traits and life-style, except as may be related directly or indirectly to your sexual orientation.

If a report is made, you have the right to a personal interview. You can request it on the Authorization to Obtain and Disclose Information. If a report is made, you may receive a copy upon written request.

You may write for more details on the nature and scope of this report. If you want more details, write to Jefferson Pilot Financial Insurance Company at the above address.


                     DESCRIPTION OF INFORMATION PRACTICES

To issue and service your insurance coverage and later to settle any claim, we need to collect information about you. Our sources are set forth below. If you wish to learn about our information practices in more detail, please write to Jefferson Pilot Financial Insurance Company at the above address.

TYPES OF INFORMATION COLLECTED: Age, Job, Pay, Health, Financial Data, Character, Reputation, Personal Traits, Life-style, except as may be related directly or indirectly to your sexual orientation, Other Personal
Characteristics.

SOURCE OF INFORMATION: Insured, Applicant, Doctors, Hospitals, Employers, Other Insurers to which you have applied, the MIB, Consumer Reporting Agencies, Banks.

DISCLOSURE TO THIRD PARTIES WITHOUT PRIOR AUTHORIZATION: The information may at times be disclosed to third parties without your consent. This is only done when required by law or for business reasons.

ACCESS AND CORRECTION: You can obtain access to the personal information in our files; you may also request us to correct, amend or delete what you think is wrong or not related to your coverage. If you want to know how to do so, please write to Jefferson Pilot Financial Insurance Company and we will advise you how to go about it.

                     _____________________________________

                     TO BE GIVEN TO THE PROPOSED INSURED A
                     _____________________________________

[LETTERHEAD OF JEFFERSON PILOT APPEARS HERE]


                    NOTICE ON THE MEDICAL INFORMATION BUREAU


Information on your insurability or that of your spouse or minor children will be treated as confidential. The Company or its reinsurers may make a brief report on it to the Medical Information Bureau, Inc. (MIB). This is a non-profit organization to which a number of life and health insurers belong. It runs an exchange of information for its members. If you, your spouse, or any of your minor children apply to other MIB members for life or health insurance, or file a claim with one of them, the MIB, if asked, will give the member the information in its file.

If you ask, the MIB will disclose any information it may have in its files on you or your spouse or minor children. If you think the file is wrong, you may write or telephone and ask that it be changed. Your rights are set forth in the Federal Fair Credit Reporting Act. You can write to the MIB at: Box 105, Essex Station, Boston, MA 02112. You can reach the MIB by phone at (617) 426-3660.

The Company or its reinsurers may also give information in their files to life and health insurers to which you, your spouse or minor children apply for life or health insurance or with which you file a claim.


                    NOTICE OF INVESTIGATIVE CONSUMER REPORTS


As part of the routine processing of your application, an investigative consumer report may be made. Through this report we obtain information about you by talking to you, your neighbors, friends, and others whom you know. The report has information as to your character, general reputation, personal traits and life-style, except as may be related directly or indirectly to your sexual orientation.

If a report is made, you have the right to a personal interview. You can request it on the Authorization to Obtain and Disclose Information. If a report is made, you may receive a copy upon written request.

You may write for more details on the nature and scope of this report. If you want more details, write to Jefferson Pilot Financial Insurance Company at the above address.


                      DESCRIPTION OF INFORMATION PRACTICES


To issue and service your insurance coverage and later to settle any claim, we need to collect information about you.
Our sources are set forth below. If you wish to learn about our information practices in more detail, please write to Jefferson Pilot Financial Insurance Company at the above address.

TYPES OF INFORMATION COLLECTED: Age, Job, Pay, Health, Financial Data, Character, Reputation, Personal Traits, Life-style, except as may be related directly or indirectly to your sexual orientation, Other Personal
Characteristics.

SOURCE OF INFORMATION: Insured, Applicant, Doctors, Hospitals, Employers, Other Insurers to which you have applied, the MIB, Consumer Reporting Agencies, Banks.

DISCLOSURE TO THIRD PARTIES WITHOUT PRIOR AUTHORIZATION: The information may at times be disclosed to third parties without your consent. This is only done when required by law or for business reasons.

ACCESS AND CORRECTION: You can obtain access to the personal information in our files; you may also request us to correct, amend or delete what you think is wrong or not related to your coverage. If you want to know how to do so, please write to Jefferson Pilot Financial Insurance Company and we will advise you how to go about it.

                     _____________________________________

                     TO BE GIVEN TO THE PROPOSED INSURED B
                     _____________________________________

[LETTERHEAD OF JEFFERSON PILOT APPEARS HERE]

                                                            LIFE INSURANCE
                                                          CONDITIONAL RECEIPT


RECEIVED from ___________________________________________ the sum of $ as
advance payment for an insurance policy on the life/lives of _______________________________________________ Proposed Insured(s) on an
application made to the Company which bears the same date and number as this Conditional Receipt.

NOTE: THIS CONDITIONAL RECEIPT IS VOID IF THE INSURANCE APPLIED FOR TOGETHER WITH ANY OTHER INSURANCE ON SUCH LIFE UNDER ANY AND ALL OTHER RECEIPTS OF JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND INSURANCE IN FORCE WITH THE COMPANY EXCEEDS [$625,000] ON ANY ONE LIFE INCLUDING ALL BENEFIT RIDERS. THIS RECEIPT IS ALSO VOID If ANY PROPOSED INSURED IS IN EXCESS OF AGE 70 ON THE DATE OF ITS ISSUE. THIS RECEIPT DOES NOT APPLY TO ANY ALTERNATE OR ADDITIONAL POLICIES APPLIED FOR. ANY MONIES RECEIVED WITH AN APPLICATION WHICH EXCEEDS THE ABOVE LIMITS WILL BE RETURNED AT ONCE.

DATE CONDITIONAL INSURANCE BEGINS. SUBJECT TO THE FOLLOWING CONDITIONS AND THOSE OF THE POLICY APPLIED FOR the insurance will begin on the insurability date which is the latest of the date the minimum advance payment is paid, the date of completion of the application and any supplement(s) required by our underwriting rules and practices for all Proposed Insureds, or the date of completion of all required medical exams.


CONDITIONS:

    (1) All persons proposed for insurance must be insurable on the insurability date at the Company's standard premium rates according to our underwriting rules and practices for the policy exactly as applied for, with no exclusions, restriction or change in coverage; and

    (2) a minimum advance payment equal to two months of the annual premium for the insurance applied for has been made.

DATE CONDITIONAL INSURANCE ENDS: Coverage under this Receipt, if it has begun, ends on the earliest of the following dates:

    (1) The date the policy is issued as applied for and delivered to the Owner with the first premium paid in full; or

    (2) sixty days after the insurability date.


If the conditions above are not met then no insurance becomes effective under this receipt and our only liability under this receipt is to refund the advance payment. No agent of the Company has authority to make, alter or modify the terms of this receipt.

Return of the advance payment will be made to the Owner if insurance is declined or the policy, if any, as issued is not taken. If the policy is taken, the advance payment will be a credit toward the first year's premium due under the policy.

I/we certify that I/we have read the terms of this receipt and have had them explained to me/us by the agent or broker. I/we understand that the insurance applied for shall not be effective unless and until all the conditions of this receipt are met. Any person WHO, WITH INTENT TO DEFRAUD OR KNOWING THAT HE/SHE IS FACILITATING A FRAUD AGAINST AN INSURER, SUBMITS AN APPLICATION OR FILES A CLAIM CONTAINING A FALSE OR DECEPTIVE STATEMENT IS GUILTY OF INSURANCE FRAUD.


_______________________________________________________________________        __________________________
Signature of Proposed Insured A (if under age 15, signature of parent                    Date
or legal guardian).

_______________________________________________________________________        __________________________
Signature OF Proposed Insured B, Other Insured or Insured Spouse (if                     Date
under age 15, signature of parent or guardian).

_______________________________________________________________________        __________________________
Signature of Applicant/Owner If other than Proposed Insured(s).                          Date

_______________________________________________________________________        __________________________
Signature of Licensed Agent or Broker.                                                   Date

ALL CHECKS MUST BE MADE PAYABLE TO JEFFERSON PILOT FINANCIAL INSURANCE COMPANY. DO NOT MAKE CHECKS PAYABLE TO THE AGENT OR BROKER OR LEAVE THE PAYEE BLANK.


GIVE TO OWNER ONLY IF ADVANCED PAYMENT IS PAID.

              [LETTER OF JEFFERSON PILOT FINANCIAL APPEARS HERE]


                AUTHORIZATION TO OBTAIN & DISCLOSE INFORMATION


I/We authorize any medical practitioner, medically related facility, psychologist, psychiatrist, insurer or reinsurer, Medical Information Bureau
(MIB), financial institution, consumer reporting agency, accountant, lawyer, employer, Social Security Administration or Internal Revenue Service to give the Company or its agents any records or knowledge of me/us or that of my/our minor children that they may have, whether medical or non-medical, nervous or mental conditions, including any use of drugs or alcohol as well as any hobbies and finances. No consumer reporting agency is to obtain information from the MIB.

I/We understand that the information obtained may be used by the Company to determine eligibility for insurance, or to administer my/our coverage. The Company may not give the information to any person or entity EXCEPT: (1) a reinsurer, or other insurers to whom I/We have applied or may apply; (2) MIB; or
(3) any other person or entity who performs business or legal services in connection with the administration of my/our insurance coverage. Information may be disclosed as allowed by law.

I/We agree that a copy of this Authorization shall be as valid as the original; this Authorization shall be valid for two years from the date shown below. I/We may have a copy upon request.


I/We want to be interviewed if an Investigative Consumer Report is
required.    [_] Yes   [_] No


Signed at ______________________,this_____ dayof __________________  ___________
               (city and state)                         (month)         (year)

____________________________________________________________      _________________________________________________________________
Signature oF Proposed Insured A age 15 or over.                   Signature of Proposed Insured  B, Other Insured or Insured Spouse
(Print name if under age 15 for identifying purposes.)            age 15 or over.
                                                                  (Print name if under age 15 for identifying purposes.)


______________________________________________________________    _________________________________________________________________
Signature of Parent or legal guardian if any Proposed Insured     Signature of Licensed Agent or Broker.
is under age 15.


List of Children if proposed for insurance:

_______________________________________________

_______________________________________________

_______________________________________________

_______________________________________________

_______________________________________________

            [LETTERHEAD OF JEFFERSON PILOT FINANCIAL APPEARS HERE]

                                                      APPLICATION SUPPLEMENT FOR
                                                         VARIABLE LIFE INSURANCE

                                                                 /     /
 A.  PROPOSED INSURED A: _____________________  Birthdate: _____________________

                                                               /      /
     PROPOSED INSURED B: _____________________  Birthdate: _____________________
--------------------------------------------------------------------------------
B. PREMIUM PAYOR (Complete if the Premium Payor is other than the Proposed Insureds)
     l.  Name of Payor: ________________________________________________________

     2.  Relationship to Proposed Insureds:_____________________________________
--------------------------------------------------------------------------------
C. ALLOCATION OF NET PREMIUMS ([5%] is the minimum allowed for any account used. Use whole numbers only - no fraction or decimals. Total sum of percentage allocations must equal 100%.)

Separate Account                                         Name of Fund Sub-Advisor             Name of Fund Advisor
----------------                                         ------------------------             ---------------------
  l. [JPVF International Equity]      _______ %          [Lombard Odier International         [Jefferson Pilot Investment
                                                         Portfolio Management, Ltd.]          Advisory Corporation]
  2. [JPVF World Growth Stock]        _______ %          [Templeton Global Advisors, Inc.]    [Jefferson Pilot Investment
                                                                                              Advisory Corporation]
  3. [JPVF Emerging Growth]           _______ %          [Massachusetts Financial             [Jefferson Pilot Investment
                                                         Services Company]                    Advisory Corporation]
  4. [JPVF Growth]                    _______ %          [Strong Capital Management, Inc.]    [Jefferson Pilot Investment
                                                                                              Advisory Corporation]
  5. [JPVF Capital Growth]            _______ %          [Janus Capital Corporation]          [Jefferson Pilot Investment
                                                                                              Advisory Corporation]
  6. [JPVF Small Company]             _______ %          [Pioneering Management Corp.]        [Jefferson Pilot Investment
                                                                                              Advisory Corporation]
  7. [JPVF Growth & Income]           _______ %          [Warburg Pincus Asset                [Jefferson Pilot Investment
                                                         Management, Inc.]                    Advisory Corporation]
  8. [JPVF Global Hard Assets]        _______ %          [Van Eck Associates Corporation]     [Jefferson Pilot Investment
                                                                                              Advisory Corporation]
  g. [JPVF Balanced]                  _______ %          [J.P Morgan Investment               [Jefferson Pilot Investment
                                                         Management, Inc.]                    Advisory Corporation]
  1O.[JPVF High Yield]                _______ %          [Massachusetts Financial             [Jefferson Pilot Investment
                                                         Services Company]                    Advisory Corporation]
  11.[JPVF Money Market]              _______ %          [Massachusetts Financial             [Jefferson Pilot Investment
                                                         Services Company]                    Advisory Corporation]
  12.[Fidelity VIP Growth]            _______ %          [N/A]                                [Fidelity Management & Research]
  13.[Fidelity VIP Equity-Income]     _______ %          [N/A]                                [Fidelity Management & Research]
  14.[Fidelity VIP-Il Contrafund]     _______ %          [N/A]                                [Fidelity Management & Research]
  15.[Fidelity VIP-Il Index 500]      _______ %          [Bankers Trust Company]              [Fidelity Management & Research]
  16.[MFS Research]                   _______ %          [N/A]                                [Massachusetts Financial
                                                                                              Services Company]
  17.[MFS Utilities]                  _______ %          [N/A]                                [Massachusetts Financial
                                                                                              Services Company]
  18.[Oppenheimer Strategic Bond]     _______ %          [N/A]                                [Oppenheimer Funds, Inc.]
  19.[Oppenheimer Bond]               _______ %          [N/A]                                [Oppenheimer Funds, Inc.]
  20.Templeton International]         _______ %          [N/A]                                [Templeton Investment Counsel,
                                                                                              Inc.]
  21 [Other] ____________________

  Note: Your choice is limited to a maximum of 17 of the Separate Account divisions shown above over the life of the contract.

  General Account       _______ %
  ---------------
    Total                 100   %
                        -------

D. MONTHLY CHARGES

   Monthly insurance and administrative charges will be deducted from the General Account and divisions of the Separate Account on a pro rata basis unless the box is checked below:

   [_] Deduct all charges from the ______________ division (any single division or the General Account may be noted).

--------------------------------------------------------------------------------
E. SUITABILITY

   YES    NO
   [_]   [_]   1. Have you, the Proposed Insureds, and the Owner, if other than the Proposed Insureds, received a Prospectus for the policy applied for?

               2. Do you understand that, under the policy applied for
                  (exclusive of any optional benefits):

   [_]   [_]      a. There are two death benefit options to choose between?

   [_]   [_]      b. The amount of death benefit above the Specified Amount
                     under Option II may increase or decrease depending on the policy's investment experience?

   [_]   [_]      c. The cash value under Options I and II may increase or
                     decrease depending on the policy's investment experience?

   [_]   [_]   3. With this in mind, is the policy applied for in accord with your insurance objective and your anticipated financial
                  needs?
-------------------------------------------------------------------------------
CASH VALUES MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE EXPERIENCE OF THE SEPARATE ACCOUNT. THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER SPECIFIED CONDITIONS.

I/We have read or have had read to me/us the completed Application Supplement for Variable Life Insurance before signing below. All statements and answers in this Supplement are correctly recorded and are full, complete and true to the best of my/our knowledge and belief. I/We agree that this Application Supplement for Variable Life Insurance constitutes a part of the Application for Life Insurance. I/We understand that any false statements or material misrepresentations shall result in the loss of coverage under the policy.

Signed at _____________________, this ________ day of _____________ __________
             (city and state)                           (month)       (year)

________________________________________   ___________________________________
Signature of Applicant/Owner if other      Signature of Proposed Insured A (If
than Proposed Insureds. If Firm, Trust,    under age 15, signature of parent
or Corporation, print its name and that    or legal guardian)
of authorized person who will sign below on its behalf.


________________________________________   ___________________________________
Signature and title of authorized person   Signature of Proposed Insured B (If
signing on behalf of Firm, Trust or        under age 15, signature of parent
Corporation named above.                   or legal guardian).


I declare that I asked the Proposed Insureds each question. The answers have been recorded by me exactly as stated.


________________________________________   ___________________________________
Signature of Registered Representative     Signature of Registered Principal